UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014 (August 1, 2014)

BALLY TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-31558	88-0104066
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 S. Bermuda Rd., Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 1, 2014, Bally Technologies, Inc., a Nevada corporation (“Bally”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Scientific Games Corporation, a Delaware corporation (“Scientific Games”), Scientific Games Nevada, Inc., a Nevada corporation and a wholly owned subsidiary of Scientific Games (“Merger Sub”), and Scientific Games International, Inc., a Delaware corporation and a wholly owned subsidiary of Scientific Games (“Financing Sub”) providing for the merger of Merger Sub with and into Bally (the “Merger”), with Bally surviving the Merger as a wholly owned subsidiary of Scientific Games. The Merger Agreement was approved by Bally’s Board of Directors (the “Board”).

At the effective time of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, each share of Bally’s common stock, par value $0.10 (“Bally Common Stock”) issued and outstanding immediately prior to such time, other than shares of Bally Common Stock owned by Bally’s subsidiaries, Scientific Games, Merger Sub or Financing Sub (each of which will be automatically converted to one share of common stock of the surviving corporation in the Merger) shall be automatically cancelled and converted into the right to receive $83.30 in cash, without interest.

Consummation of the Merger is subject to customary conditions, including without limitation (i) the required approval of the Merger Agreement by Bally’s stockholders, (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of specified licenses, permits, and other approvals relating to Bally’s gaming operations issued by certain governmental authorities, (iv) the absence of any law or order that is in effect and restrains, enjoins or otherwise prohibits the Merger, (v) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the Merger Agreement (subject to customary materiality qualifiers) and (vi) there has not been any change, effect, development or circumstance that, individually or in the aggregate, constitutes or is reasonably likely to constitute a Company Material Adverse Effect (as defined in the Merger Agreement).

Bally has made customary representations and warranties and covenants in the Merger Agreement. Among other things, Bally may not solicit or initiate discussions (and has agreed to cease any existing discussions) with third parties regarding other proposals to acquire Bally and has agreed to certain restrictions on its ability to respond to such proposals. In addition, until the termination of the Merger Agreement or the effective time of the Merger, Bally has agreed to operate its business in the ordinary course of business consistent with past practices and has agreed to certain other negative covenants.

The Merger Agreement contains certain termination rights for Scientific Games and Bally including, with respect to Bally. In connection with the termination of the Merger Agreement under specified circumstances, (i) Bally may be required to pay to Scientific Games a termination fee of $80,000,000 or (ii) Scientific Games may be required to pay Bally a termination fee of $105,000,000.

The representations, warranties and covenants of Bally contained in the Merger Agreement have been made solely for the benefit of Scientific Games, Merger Sub, and Financing Sub and the additional persons specifically described therein. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in any reports filed by Bally with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement and (ii) matters described in a confidential exceptions letter delivered by Bally to Scientific Games in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement, which might differ from what is viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Bally or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Bally or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Bally’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Bally that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that Bally files or has filed with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated in its entirety herein by reference.

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect.  Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors:  (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Scientific Games to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Scientific Games to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended June 30, 2013, as supplemented by the risks described Part II, Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Scientific Games. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. The Company and Scientific Games also plan to file with the SEC other documents regarding the proposed transaction. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Company’s Investor Relations website page at http://investor.ballytech.com or by contacting Investor Relations by mail to Bally Technologies, Inc., Attn: Investor Relations, 6650 S. El Camino Road, Las Vegas, Nevada 89118.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the meeting of shareholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on October 28, 2013. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 1, 2014, by and among Bally Technologies, Inc., Scientific Games Corporation, Scientific Games Nevada, Inc., and Scientific Games International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bally Technologies, Inc.

Date: August 4, 2014	By:	/s/ Katie S. Lever
Katie S. Lever Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 1, 2014, by and among Bally Technologies, Inc., Scientific Games Corporation, Scientific Games Nevada, Inc., and Scientific Games International, Inc.